         ===============================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  JUNE 25, 2001

                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-2

             (Exact name of Registrant as specified in its charter)
          -------------------------------------------------------------

         DELAWARE                       333-54184               95-4619902
-------------------------------      ----------------        ----------------
(State or other jurisdiction of      (Commission file        (I.R.S. employer
        incorporation)                   number)            identification no.)



  350 SOUTH GRAND AVENUE, 40TH FLOOR
       LOS ANGELES, CALIFORNIA                                     90071
------------------------------------------                  ------------------
(Address of principal executive offices)                         (ZIP Code)


                                 (323) 210-5000
                                 --------------
               Registrant's telephone number, including area code

                                       N/A
                                 --------------
          (Former name or former address, if changed since last report)

         ===============================================================

Item 5.  Other Events
         ------------

Filing of Computational Materials.
----------------------------------

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Aames Mortgage Trust 2001-2 of Mortgage Pass-Through Certificates, Series 2001-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Countrywide Securities Corporation, Lehman Brothers Inc. and Morgan Stanley & Co. Incoporated, other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as
Exhibit 99.2, 99.3 and 99.4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1    Computational Materials.

     99.2    Legend of Countrywide Securities Corporation for Computational
             Materials

     99.3    Legend of Lehman Brothers Inc. for Computational Materials

     99.4    Legend of Morgan Stanley Dean Witter for Computational Materials

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AAMES CAPITAL ACCEPTANCE CORPORATION

                                  By: /s/ Jon Van Deuren
                                      Jon Van Deuren
                                      Senior Vice President



Dated:  June 25, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1      Computational Materials.

99.2      Legend of Countrywide Securities Corporation for Computational
          Materials

99.3      Legend of Lehman Brothers Inc. For Computational Materials

99.4      Legend of Morgan Stanley Dean Witter For Computational Materials